UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020

The Parking REIT, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55760	47-3945882
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9130 W. Post Rd., Suite 200 Las Vegas, Nevada		89148
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 534-5577

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The Board of Directors (the "Board") of The Parking REIT, Inc., a publicly registered non-traded real estate investment trust incorporated under the laws of Maryland (the "Company"), has historically determined the Company's estimated net asset value  ("NAV") annually in May of each year.  However, largely due to the severe impact of the global COVID-19 pandemic and related governmental orders instituting quarantines, mandating business and school closures and restricting travel, the Company has yet to receive the necessary third-party appraisals of its assets that form the basis for the NAV estimate.  In the absence of such appraisals and in light of the extreme uncertainty, volatility and lack of liquidity in the market, which make values difficult to discern, the Board is unable to determine an NAV estimate at this time.  The Company cannot provide any assurance as to when the Board will be able to determine an estimated NAV in the future but intends to do so when circumstances permit.

Forward-Looking Statements

The statements in this report include statements regarding the intent, belief or current expectations of the Company, the Board and members of its management team, including with respect to the methodology and assumptions used in determining the estimated NAV and the expected timing of providing an updated estimated NAV, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as "may," "will," "seeks," "strives," "anticipates," "believes," "estimates," "expects," "plans," "intends," "should" or similar expressions. These risks include, but are not limited to: the impact on our business and those of our tenants and real estate appraisers from epidemics, pandemics or outbreaks of an illness, disease or virus (including COVID-19), and national and local economic, business and real estate market conditions. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, the Company can give no assurance that the expectations will be attained or that any deviation will not be material. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company's most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2020

THE PARKING REIT, INC.

/s/ J. Kevin Bland
By: J. Kevin Bland
Chief Financial Officer